SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 20, 2008

Date of Report
(Date of earliest
event reported)

CONSOLIDATED-TOMOKA LAND CO.
(exact name of registrant as specified in its charter)

                                                                                          FLORIDA                                      0-5556                                                        59-048370
(State or other jurisdiction of      (Commission File Number)                 (IRS Employer Identification No.)
                                                                                 incorporation)
1530 Cornerstone Boulevard, Suite 100
                                                                                                                                            Daytona Beach, Florida                                         32117
                                                                                                                             (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (386)274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K, November 20, 2008
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO. 0-5556
EMPLOYER ID NO. 59-0483700

Item 8.01.  Other Events.

On November 20, 2008, Consolidated-Tomoka Land Co. (the “Company”) issued a press release announcing the authorization of a stock repurchase program. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is furnished herewith pursuant to Item 2.02 of this Report and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

(d)	Exhibits

99.1 Press Release Issued November 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                                                   CONSOLIDATED-TOMOKA LAND CO.

Date: November 20, 2008 By:	/s/ William H. McMunn
William H. McMunn Presdient and Chief Executive Officer

Press Release